UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report June 30, 2012

BRTNX

August 17, 2012

Dear Fellow Shareholders:

The Bretton Fund’s net asset value per share (NAV) as of June 30, 2012, was $19.19, and the total return for the fund for the quarter was 1.21% . Over the same period of time, the total return for the S&P 500 Index was -2.75%, and the total return for the Wilshire 5000 Total Market Index was -3.13% .

The fund’s returns over the past year continue to compare favorably to the overall market and other equity mutual funds, with Lipper again ranking the fund’s one-year performance of 17.31% as #1 out of the 299 funds it categorizes as “multi-cap value,” the average of which returned -2.47% the past year.

Total Returns as of June 30, 2012
			Since Inception -
	2nd Quarter	1Year	Annualized(A)
Bretton Fund	1.21%	17.31%	15.88%
S&P 500 Index(B)	-2.75%	5.45%	12.98%
Wilshire 5000 Total Market Index(C)	-3.13%	3.96%	12.59%

(A)Since Inception returns include change in share prices, and in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B)The S&P 500 is a broad, market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

(C)The Wilshire 5000 Total Market Index is a market-capitalization-weighted index of the market value of all stocks actively traded in the United States.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling 800.231.2901. The fund's expense ratio is 1.50% . An investment in the fund is subject to investment risks, including the possible loss of the principal amount invested. The fund's principal underwriter is Rafferty Capital Markets, LLC.

Contributors to Performance
The largest impact on the fund’s performance was JP Morgan Chase & Co., which took 1.1% off the fund’s NAV when its stock price dropped 28% during the quarter. The bank estimates, at the most recent and unfinished tallying, it lost $5.8 billion in a series of botched trades on the creditworthiness of various large companies.

Oddly, the trading group responsible for the losses had as part of its mandate the goal of protecting the bank from losses if large companies defaulted on their loans. The traders of this previously obscure group typically accomplished this by buying agreements, basically insurance policies, that paid out if certain companies stopped paying their loans. The thinking was that because JP Morgan’s core business of making loans exposes the company to losses when companies default, it made sense to buy some protection in the event that a lot of them defaulted at the same time. All of this seems reasonable enough, but the devil hides in the details. The $5.8 billion (and counting) snafu started early in the year when top company managers deemed they had too many of these agreements, the costs of which can add up if companies do not end up defaulting, and ordered these positions trimmed. Instead of just selling their positions, the traders, whose motivations and thought processes are as yet unknown to the public, engaged in further trades that they believed offset their prior ones, essentially hoping that the new trades would balance out the existing ones. But these agreements were too complicated, too numerous, and the two sides weren’t perfect mirror images of each other. When that became clear to JP Morgan senior managers, it was too late. The positions were too complex and too large to be wound down gracefully with minimal losses.

This is exactly the type of thing that terrifies bank investors. The trading operations of banks are like mysterious black boxes that either spit out or suck in money. I’d prefer if JP Morgan kept its trading to a minimum, but considering Bretton Fund owns 0.0001% of the outstanding shares, our influence is somewhat limited. Yet, put the loss in perspective: Six billion dollars, give or take a few hundred million, is real money, but it’s what the rest of JP Morgan typically earns in a couple months before taxes. I.e., the biggest trading loss in JP Morgan’s history, a mistake CEO Jamie Dimon called “egregious,” cost the company only two months of profits. Its core engine of earnings has not been impaired.

The risk to us is that the trading losses are a sign of excessive risk-taking and/or a harbinger of further, larger losses. That’s possible, but from what I understand of management and the rest of the business, I believe future trading losses will pale compared to its other earnings. I’m not predicting that JP Morgan won’t incur an even larger loss in the future; I am predicting that the income from the rest of JP Morgan—the interest from its loans, the fees for its services—are so significant compared to even a major trading loss that I believe investors will do quite well over the next few years considering how low its stock price is.

Portfolio

Security	% of Net Assets
Ross Stores, Inc.	11.3%
The Gap, Inc.	10.5%
CSX Corp.	8.3%
Aflac, Inc.	7.6%
Norfolk Southern Corp.	5.1%
Carter's, Inc.	4.8%
Wells Fargo & Company	4.6%
American Express Co.	4.5%
JP Morgan Chase & Co.	4.2%
New Resource Bank	4.0%
Union Pacific Corp.	3.9%
CapitalSource, Inc.	3.3%
SI Financial Group, Inc.	2.8%
Standard Financial Corp.	2.7%
Peoples Federal Bancshares, Inc.	2.6%
Apollo Group, Inc.	2.5%
Cash*	17.3%

*Cash represents cash equivalents less liabilities in excess of other assets.

For another quarter, the fund neither added nor eliminated any companies from the portfolio. We continue to sit on our hands (and cash) until something overwhelmingly compelling comes along. In the meantime, I’ll keep turning over rocks.

“How about tech stocks?”
I started my career as a junior investment banker arranging financings for telecom service providers, followed by a stint in venture capital, investing in early-stage technology companies. I’ve programmed in Java and built websites (including brettonfund.com). I live in San Francisco, and a meaningful number of my friends and contacts work in technology, including some at Facebook, Apple, Netflix, and Google; others have started tech and Internet companies.

Now, given this background and potential comparative advantage over the typical mutual fund manager, one might think the fund would have significant technology investments. Yet, the fund doesn’t own any, and you could even say the fund—with investments in railroads, banks, and retailers—looks like it’s run by a 19th-century robber baron.

Why would I not invest in tech companies given my familiarity? It’s because of my familiarity with technology that I don’t, at least not at current prices. My reasons:

  Tech companies are going public later than they used to, leaving less growth for public investors. Greater regulation has made going public less attractive, and venture capitalists with larger funds can provide any needed interim financing. Apple went public at a valuation of under $1 billion; Facebook went public at over $100 billion.

  Shareholder-centric companies in general are hard to find, but they’re even rarer in technology. Some seem to view their public shareholders less as partners and more as dumping grounds for employee stock options, and some take an almost hostile stance to shareholders, constantly diluting shareholders with stock issuances for acquisitions and options, or unilaterally cutting shareholders’ rights after going public. There’s often a greater motivation by management to work on cool stuff and being perceived as a “hot” company. Sometimes this can translate into shareholder value; but sometimes it doesn’t.

  A huge percentage of publicly traded tech companies, probably most, don’t have competitive advantages that last very long. Especially among makers of low-end hardware, there are scores of companies that don’t earn their cost of capital, having to constantly spend enormous amounts of money just to stay afloat from obsolescence. The forces of creative destruction are more powerful in tech and happen on a compressed timeline.

  Due to low switching costs and rapid change, startups often have an inherent   advantage over incumbents, and there are plenty of smart, motivated entrepreneurs, with access to capital, who take advantage of this. A friend of mine and fellow investor puts it this way: “If you were tinkering in your backyard and came up with a clearly better bleach, it would take you forever to take a bite out of Clorox. If you came up with some sort of super search engine that had, say, 10% better results— better being defined as ‘I just found what I was looking for when I typed in my search’—my guess is you’d have a third of the search-engine market within two years. It tips immediately.”

  There are only a few tech companies whose entrenched positions give them a   structural advantage. Few of the leading tech companies of 1990 were leaders in 2000, and the same thing happened from 2000 to 2010.

  All that being said, there are some truly outstanding tech companies, businesses with wonderful growth prospects, thoughtful management, and entrenched advantages. The problem is everyone knows it. Their great prospects are obvious, and their share prices reflect that. I’ve found the best investments come from either companies with nonobvious growth prospects (e.g., Ross, Union Pacific) or distressed situations (e.g., JP Morgan, Wells Fargo). I’d love to buy Apple at the price of RIM, but that opportunity isn’t available right now.

  Most important, it’s hard for me to predict with precision what earnings will be years from now. It may be a safe bet that Apple will sell more iPhones and iPads five years from now, but what will the average price be? The first iPod sold for $400, and today I can get a much better iPod from Apple for $130 and a pretty good one for $50. Verizon Wireless, AT&T, and Sprint currently subsidize the cost of the iPhone, resulting in an out-of-pocket price to customers of around $300, but it’s not certain they’ll continue to do that. Would Apple sell as many phones if consumers had to pay the full $750 price? Would more people then buy older models instead of the new ones, or maybe buy new models less frequently? Would Apple reduce its prices?

  Maybe; I don’t really know. And that’s the important thing to recognize. Investing more than almost anything else comes down to being good about knowing what you have the ability to predict and what you don’t. I may have a greater than average familiarity with tech companies, but that doesn’t mean it’s a sufficient level of knowledge to be investing people’s money in them. I’m more confident predicting rail traffic will grow at roughly the same rate as the economy and prices will increase a few percentage points each year. I have greater confidence the new stores Ross opens up in Illinois and eventually New York will look like the ones in California. Some of the technology companies I look at today will turn out to generate exceptional returns for their investors. I’m just not sure which ones.

A Little More Press
Reuters’s Beth Pinsker Gladstone interviewed me and two other fund managers with strong recent performance about possible market volatility this summer and the opportunity it would create:

      As the summer wears on, however, all are ready to dive into other tech stocks, or whatever company presents itself as an opportunity.

     “If there is a catastrophe or major market pullback, it will be a good thing,” Dodson said. “It’s in those market panics that you can find the best opportunities.”

No one knows if there will be a major stock crash this summer. I know we’ll try to take advantage of it if that happens.

Thank you for investing,

Stephen J. Dodson
President
Bretton Capital Management

Bretton Fund by Sectors (as a percentage of Net Assets) (Unaudited)

* Net Cash represents cash equivalents and other assets less liabilities.

Disclosure of Expenses (Unaudited)

As a shareholder of the Fund, you incur management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on January 1, 2012, and held through June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2012
	January 1, 2012	June 30, 2012	to June 30, 2012

Actual	$1,000.00	$1,130.15	$7.94

Hypothetical	$1,000.00	$1,017.40	$7.52
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period ended
June 30, 2012).

Bretton Fund

			Schedule of Investments
			June 30, 2012 (Unaudited)
Shares/Principal Amount		Cost	Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
6,500	Aflac Inc.	$343,550	$276,835	7.58%
Apparel & Other Finished Products of Fabrics & Similar Material
3,300	Carter's, Inc. *	90,589	173,580	4.75%
Finance Services
2,800	American Express Company	118,597	162,988	4.46%
Miscellaneous Business Credit Institution
18,000	CapitalSource, Inc.	108,965	120,960	3.31%
National Commercial Banks
4,300	JPMorgan Chase & Co.	150,152	153,639
5,000	Wells Fargo & Company	126,462	167,200
		276,614	320,839	8.79%
Railroad, Line-Haul Operating
13,500	CSX Corp.	291,771	301,860
2,600	Norfolk Southern Corp.	165,393	186,602
1,200	Union Pacific Corporation	98,516	143,172
		555,680	631,634	17.30%
Regional - Pacific Banks
41,800	New Resource Bank * (a) (b)	132,150	146,300	4.01%
Retail - Family Clothing Stores
14,000	The Gap, Inc.	261,675	383,040
6,600	Ross Stores Inc.	190,516	412,302
		452,191	795,342	21.78%
Saving Institution, Federally Chartered
8,800	SI Financial Group Inc. (b)	84,112	101,200	2.77%
Saving Institution, Not Federally Chartered
5,600	Peoples Federal Bancshares, Inc. * (b)	76,064	93,520	2.56%
Services - Educational Services
2,500	Apollo Group Inc. Class A *	97,525	90,475	2.48%
State Commercial Banks
6,000	Standard Financial Corp. (b)	86,373	96,900	2.65%
Total for Common Stocks		$2,422,410	$3,010,573	82.44%
Total Investment Securities		$2,422,410	$3,010,573	82.44%
Other Assets in Excess of Liabilities			$641,342	17.56%
Net Assets			$3,651,915	100.00%

* Non-Income Producing Securities. (a) Illiquid security. See Note 3. (b) Level 2 investment.

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2012

Assets:
Investment Securities at Fair Value	$3,010,573
(Cost $2,422,410)
Cash	643,082
Dividend Receivable	2,650
Total Assets	3,656,305
Liabilities:
Payable to Adviser (Note 4)	4,390
Total Liabilities	4,390
Net Assets	$3,651,915

Net Assets Consist of:
Paid In Capital (Note 5)	$3,016,779
Accumulated Undistributed Net Investment Income (Loss)	(1,912)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	48,885
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	588,163
Net Assets, for 190,267 Shares Outstanding	$3,651,915
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($3,651,915/190,267 shares)	$19.19

Statement of Operations (Unaudited)
For the six month period ended June 30, 2012

Investment Income:
Dividends	$22,851
Interest	2
Total Investment Income	22,853
Expenses:
Management Fees (Note 4)	24,765
Total Expenses	24,765

Net Investment Income (Loss)	(1,912)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	48,885
Net Change in Unrealized Appreciation (Depreciation) on Investments	328,240
Net Realized and Unrealized Gain (Loss) on Investments	377,125

Net Increase (Decrease) in Net Assets from Operations	$375,213

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2012	1/1/2011
	to	to
	6/30/2012	12/31/2011
From Operations:
Net Investment Income (Loss)	$(1,912)	$(9,561)
Net Realized Gain (Loss) on Investments	48,885	40,539
Change in Net Unrealized Appreciation (Depreciation)	328,240	159,156
Increase (Decrease) in Net Assets from Operations	375,213	190,134
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	(30,978)
Return of Capital	-	(454)
Change in Net Assets from Distributions	-	(31,432)
From Capital Share Transactions:
Proceeds From Sale of Shares	523,434	717,167
Shares Issued on Reinvestment of Distributions	-	31,432
Cost of Shares Redeemed	-	-
Net Increase (Decrease) from Shareholder Activity	523,434	748,599

Net Increase (Decrease) in Net Assets	898,647	907,301

Net Assets at Beginning of Period	2,753,268	1,845,967
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of ($1,912) and $0, respectively)	$3,651,915	$2,753,268

Share Transactions:
Issued	28,096	44,353
Reinvested	-	1,873
Redeemed	-	-
Net Increase in Shares	28,096	46,226
Shares Outstanding Beginning of Period	162,171	115,945
Shares Outstanding End of Period	190,267	162,171

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	1/1/2012		1/1/2011	9/30/2010*
	to		to	to
	6/30/2012		12/31/2011	12/31/2010
Net Asset Value -
Beginning of Period	$16.98		$15.92	$15.00
Net Investment Income (Loss) (a)	(0.01)		(0.07)	(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized)	2.22		1.33	0.94
Total from Investment Operations	2.21		1.26	0.92

Distributions (From Net Investment Income)	-		-	-
Distributions (From Realized Capital Gains)	-		(0.20)	-
Distributions (From Return of Capital)	-		- (b)	-
Total Distributions	-		(0.20)	-

Net Asset Value -
End of Period	$19.19		$16.98	$15.92
Total Return (c)	13.02%	***	7.90%	6.13%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$3,652		$2,753	$1,846
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.12)%	**	(0.41)%	(0.56)%	**
Portfolio Turnover Rate	7.94%	***	13.14%	0.00%	***

* Commencement of Operations. ** Annualized. *** Not Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Bretton Fund
June 30, 2012
(Unaudited)

1.) ORGANIZATION:
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2012. Prior to March 5, 2010, the Trust was named Wireless Fund. The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2012, there were ten series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund's investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2012, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Unaudited) - continued

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust, and are categorized in level 2 or level 3, when appropriate.

Illiquid securities. A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. These securities are valued at fair value as described above. The Fund intends to hold no

Notes to Financial Statements (Unaudited) - continued

more than 15% of its net assets in illiquid securities. As of June 30, 2012 illiquid securities as identified on the Schedule of Investments represented 4.0% of net assets.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$2,572,653	$437,920	$0	$3,010,573
Total	$2,572,653	$437,920	$0	$3,010,573

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the six month period ended June 30, 2012. There were no transfers into or out of the levels during the six month period ended June 30, 2012. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, the Adviser receives an investment management fee equal to 1.50% of the average daily net assets of the Fund.

For the six month period ended June 30, 2012, the Adviser earned management fees totaling $24,765, of which $4,390 was due to the Adviser at June 30, 2012.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid-in capital at June 30, 2012, was $3,016,779 representing 190,267 shares outstanding.

6.) RELATED PARTY TRANSACTIONS
A control person, Mr. Jeffrey R. Provence, of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator

Notes to Financial Statements (Unaudited) - continued

resulting from administration fees paid to the Administrator of the Fund by the Adviser. Mr. Ross C. Provence, another trustee of the Trust, is the father of Mr. Jeffrey R. Provence.

The Trustees who are not interested persons of the Trust received a total of $1,500 in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the six month period ended June 30, 2012. Under the Management Agreement, the Adviser pays these fees.

7.) PURCHASES AND SALES OF SECURITIES
For the six month period ended June 30, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $313,462 and $224,850, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at June 30, 2012, was $2,422,410. At June 30, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$668,636	($80,473)	$ 588,163

There were no differences between book basis and tax basis unrealized appreciation.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2012, Stephen Dodson and family members, located at 338 Spear Street, San Francisco, California 94105, beneficially held, in aggregate, approximately 78% of the Fund and therefore, may be deemed to control the Fund. Stephen Dodson is the control person of the Adviser.

10.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the six month period ended June 30, 2012.

There was a distribution from short term capital gain of $0.1933 per share and a return of capital distribution of $0.0028 per share paid on December 22, 2011.

Distributions paid from:
	Six Month Period	Fiscal Year Ended
	Ended June 30, 2011	December 31, 2011
Ordinary Income .	$ -0-	$ 30,978
Return of Capital	-0-	454
Long-Term Capital Gain	-0-	-0-
	$ -0-	$ 31,432

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Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/17/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/17/12

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/17/12